UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2016

MARYLAND	1-7829	54-0646173
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

6446 Edsall Road, Alexandria, VA	22312
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (703) 941-6300

Not Applicable

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(Former name or former address, if changed since last report)

____________________________________________________________________________

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

12-06-16

BOWL AMERICA DECLARES DIVIDEND

Today Bowl America Inc. declared a regular quarterly dividend of $.17 per share payable 02-15-17 to Class A and Class B stockholders of record as of 01-10-17.

Bowl America stock is traded on the NYSE MKT with the symbol BWL A.

To confirm by telephone, please call Cheryl Dragoo, Chief Financial Officer, at 703-941-6300.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: December 6, 2016	/s/ Leslie H Goldberg
Leslie H. Goldberg
President